EX-99.23(d)(116)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment is made as of April 30, 2007,  between JNL Series Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement");

     WHEREAS, the parties wish to amend the Advisory Agreement in order to reflect the addition of two new funds (the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund);

     WHEREAS,   in  order  to  reflect  the  sub-adviser  change  from  Fidelity
Management Research Company to Pyramis Global Advisers for all the funds previously subadvised by Fidelity Management and Research Company;

     WHEREAS, in order to reflect the name change for all funds sub-advised by Pyramis Global Advisers to "FI" when referencing the sub-adviser (formerly the sub-adviser was referenced as "FMR," hereinafter, the sub-adviser should be referenced as "FI");

     WHEREAS, in order to reflect the reduction of Advisory Fees for the JNL/Eagle Small Cap Equity Fund, JNL/FI Balanced Fund, the JNL/JPMorgan International Value Fund and the JNL/JPMorgan International Equity Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to Goldman Sachs Asset Management, L.P. for the JNL/Western Asset Strategic Bond Fund;

     WHEREAS, in order to reflect a name change for the JNL/Western Asset Strategic Bond Fund to the JNL/Goldman Sachs Core Plus Bond Fund;

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to J.P. Morgan Investment Management Inc. for the JNL/Western Asset U.S. Government & Quality Bond Fund;

     WHEREAS, in order to reflect the name change from the JNL/Western U.S. Government & Quality Bond Fund to the JNL/JP Morgan U.S. Government & Quality Bond Fund;

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to PPM America, Inc. for the JNL/Western Asset High Yield Bond Fund;

     WHEREAS, in order to reflect the name change from the JNL/Western Asset High Yield Bond Fund to the JNL/PPM America High Yield Bond Fund; and


     WHEREAS, in order to reflect the merger of the JNL/Alger Growth Fund into and the JNL/Oppenheimer Growth Fund into the JNL/T. Rowe Price Established Growth Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Amendment to be executed by their duly authorized officers as of this 30th day of April, 2007.

JNL SERIES TRUST                          JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________    By: _________________________________
Name:    Susan S. Rhee                    Name:    Mark D. Nerud
Title:   Vice President, Counsel,         Title:   President
         and Secretary

                                   SCHEDULE A
                              DATED APRIL 30, 2007
                                 (List of Funds)

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                          JNL/AIM Large Cap Growth Fund

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                            JNL/AIM Real Estate Fund

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                          JNL/AIM Small Cap Growth Fund

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                 JNL/Credit Suisse Global Natural Resources Fund

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                        JNL/Credit Suisse Long/Short Fund

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                           JNL/Eagle Core Equity Fund

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                         JNL/Eagle SmallCap Equity Fund

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                              JNL/FI Balanced Fund

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                           JNL/FI Mid-Cap Equity Fund

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                  JNL/Franklin Templeton Founding Strategy Fund

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                    JNL/Franklin Templeton Global Growth Fund

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                       JNL/Franklin Templeton Income Fund

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                    JNL/Franklin Templeton Mutual Shares Fund

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                   JNL/Franklin Templeton Small Cap Value Fund

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                      JNL/Goldman Sachs Core Plus Bond Fund

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                      JNL/Goldman Sachs Mid Cap Value Fund

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                   JNL/Goldman Sachs Short Duration Bond Fund

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                     JNL/JPMorgan International Equity Fund

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                      JNL/JPMorgan International Value Fund

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                JNL/JPMorgan U.S. Government & Quality Bond Fund

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                        JNL/Lazard Emerging Markets Fund

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                         JNL/Lazard Small Cap Value Fund

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                          JNL/Lazard Mid Cap Value Fund

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                   JNL/Mellon Capital Management Index 5 Fund

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                   JNL/Mellon Capital Management 10 x 10 Fund

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                JNL/Mellon Capital Management S&P 500 Index Fund

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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund

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               JNL/Mellon Capital Management Small Cap Index Fund

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             JNL/Mellon Capital Management International Index Fund

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                  JNL/Mellon Capital Management Bond Index Fund

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         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

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                       JNL/Oppenheimer Global Growth Fund

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                           JNL/PIMCO Real Return Fund

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                        JNL/PIMCO Total Return Bond Fund

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                      JNL/PPM America High Yield Bond Fund

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                        JNL/PPM America Value Equity Fund

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                             JNL/Putnam Equity Fund

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                          JNL/Putnam Midcap Growth Fund

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                            JNL/Select Balanced Fund

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                          JNL/Select Global Growth Fund

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                        JNL/Select Large Cap Growth Fund

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                          JNL/Select Money Market Fund

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                              JNL/Select Value Fund

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                              JNL/Select Value Fund

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                    JNL/T. Rowe Price Established Growth Fund

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                      JNL/T. Rowe Price Mid-Cap Growth Fund

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                          JNL/T. Rowe Price Value Fund

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                           JNL/S&P Managed Growth Fund

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                        JNL/S&P Managed Conservative Fund

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                      JNL/S&P Managed Moderate Growth Fund

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                          JNL/S&P Managed Moderate Fund

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                     JNL/S&P Managed Aggressive Growth Fund

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                         JNL/S&P Retirement Income Fund

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                          JNL/S&P Retirement 2015 Fund

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                          JNL/S&P Retirement 2020 Fund

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                          JNL/S&P Retirement 2025 Fund

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                    JNL/S&P Moderate Retirement Strategy Fund

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                JNL/S&P Moderate Growth Retirement Strategy Fund

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                     JNL/S&P Growth Retirement Strategy Fund

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                        JNL/S&P Disciplined Moderate Fund

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                    JNL/S&P Disciplined Moderate Growth Fund

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                         JNL/S&P Disciplined Growth Fund

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
                                   SCHEDULE B
                              DATED APRIL 30, 2007
                                 (Compensation)

------------------------------------------------------ ---------------------------------- ----------------------------
                        FUND                                        ASSETS

                                                                                                 ADVISORY FEE
                                                                                             (ANNUAL RATE BASED ON
                                                                                          AVERAGE NET ASSETS OF EACH
                                                                                                     FUND)
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM Large Cap Growth Fund                             $0 to $50 million                           .75%
                                                          $50 to $300 million                         .70%
                                                          Over $300 million                           .65%

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------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM Real Estate Fund                                  $0 to $50 million                           .75%
                                                          Over $50 million                            .70%

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JNL/AIM Small Cap Growth Fund                             $0 to $300 million                          .85%
                                                          Over $300 million                           .80%

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JNL/Credit Suisse Global Natural Resources Fund           $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
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JNL/Credit Suisse Long/Short Fund                         $0 to $300 million                          .85%
                                                          Over $300 million                           .75%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Eagle Core Equity Fund                                $0 to $10 million                           .65%
                                                          $10 million to $300 million                 .60%
                                                          Over $300 million                           .55%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Eagle SmallCap Equity Fund                            $0 to $100 million                          .75%
                                                          $100 million to $500 million                .70%
                                                          Over $500 million                           .65%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/FI Balanced Fund                                      $0 to $500 million                          .65%
                                                          Over $500 million                           .
                                                                                                      .60%
------------------------------------------------------ ---------------------------------- ----------------------------
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JNL/FI Mid-Cap Equity Fund                                $0 to $250 million                          .70%
                                                          $250 million to $750 million                .65%
                                                          $750 million to $1.5 billion                .60%
                                                          Over $1.5 billion                           .55%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Founding Strategy Fund             All Assets                                  0%

------------------------------------------------------ ---------------------------------- ----------------------------
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JNL/Franklin Templeton Global Growth Fund                 $0 to $300 million                          .75%
                                                          $300 million to $500 million                .65%
                                                          Over $500 million                           .60%

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------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Income Fund                        $0 to $100 million                          .80%
                                                          $100 million to $200 million                .75%
                                                          $200 million to $500 million                .65%
                                                          Over $500 million                           .60%

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JNL/Franklin Templeton Mutual Shares Fund                 $0 to $500 million                          .75%
                                                          Over $500 million                           .70%

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JNL/Franklin Templeton Small Cap Value Fund               $0 to $200 million                          .85%
                                                          $200 million to $500 million                .77%
                                                          Over $500 million                           .75%

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JNL/Goldman Sachs Core Plus Bond Fund                     $0 to $500 million                          .60%
                                                          Over $500 million                           .55%

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JNL/Goldman Sachs Mid Cap Value Fund                      $0 to $100 million                          .75%
                                                          Over $100 million                           .70%

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JNL/Goldman Sachs Short Duration Bond Fund                $0 to $250 million                          .45%
                                                          Over $250 million                           .40%

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JNL/JPMorgan International Equity Fund                    $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%

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JNL/JPMorgan International Value Fund                     $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%

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JNL/JPMorgan U.S. Government & Quality Bond Fund          $0 to $150 million                          .50%
                                                          $150 million to $300 million                .45%
                                                          $300 million to $500 million                .40%
                                                          Over $500 million                           .35%

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JNL/Lazard Emerging Markets Fund                          $0 to $100 million                          1.00%
                                                          $100 million to $250 million                .90%
                                                          Over $250 million                           .85%

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JNL/Lazard Mid Cap Value Fund                             $0 to $100 million                           .75%
                                                          $100 million to $250 million                .70%
                                                          Over $250 million                           .65%

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JNL/Lazard Small Cap Value Fund                           $0 to $500 million                          .75%
                                                          Over $500 million                           .70%

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JNL/Mellon Capital Management S&P 500 Index Fund          $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%

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JNL/Mellon Capital Management S&P 400 MidCap Index        $0 to $500 million                          .29%
Fund                                                      $500 million to $750 million                .24%
                                                          Over $750 million                           .23%

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JNL/Mellon Capital Management Small Cap Index Fund        $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%

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JNL/Mellon Capital Management International Index         $0 to $500 million                          .30%
Fund                                                      $500 million to $750 million                .25%
                                                          Over $750 million                           .24%

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JNL/Mellon Capital Management Bond Index Fund             $0 to $500 million                          .30%
                                                          $500 million to $750 million                .25%
                                                          Over $750 million                           .24%

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JNL/Mellon Capital Management Enhanced S&P 500 Stock      $0 to $50 million                           .50%
Index Fund                                                Over $50 million                            .45%

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JNL/Mellon Capital Management 10 x 10 Fund                All assets                                  0%

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JNL/Mellon Capital Management Index 5 Fund                All assets                                  0%

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JNL/Oppenheimer Global Growth Fund                        $0 to $300 million                          .70%
                                                          Over $300 million                           .60%

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JNL/PIMCO Real Return Fund                                All assets                                  .50%
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JNL/PIMCO Total Return Bond Fund                          All assets                                  .50%

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JNL/PPM America High Yield Bond Fund                      $0 to $150 million                          .50%
                                                          $150 million to $500 million                .45%
                                                          Over $500 million                           .425%

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JNL/PPM America Value Equity Fund                         $0 to $300 million                          .55%
                                                          Over $300 million                           .50%

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JNL/Putnam Equity Fund                                    $0 to $150 million                          .675%
                                                          $150 million to $300 million                .60%
                                                          Over $300 million                           .575%

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JNL/Putnam Midcap Growth Fund                             $0 to $300 million                          .75%
                                                          Over $300 million                           .70%

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JNL/Select Balanced Fund                                  $0 to $50 million                           .55%
                                                          $50 million to $150 million                 .50%
                                                          $150 million to $300 million                .475%
                                                          $300 million to $500 million                .45%
                                                          Over $500 million                           .425%

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JNL/Select Global Growth Fund                             $0 to $150 million                          .75%
                                                          $150 million to $500 million                .70%
                                                          $500 million to $750 million                .65%
                                                          Over $750 million                           .60%

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JNL/Select Large Cap Growth Fund                          $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          $500 million to $750 million                .60%
                                                          Over $750 million                           .55%

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JNL/Select Money Market Fund                              $0 to $500 million                          0.28%
                                                          Over $500 million                           0.25%

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JNL/Select Value Fund                                     $0 to $300 million                          .55%
                                                          $300 million to $500 million                .50%
                                                          Over $500 million                           .45%

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JNL/T. Rowe Price Established Growth Fund                 $0 to $150 million                          .65%
                                                          $150 to $500 million                        .60%
                                                          Over $500 million                           .55%

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JNL/T. Rowe Price Mid-Cap Growth Fund                     $0 to $150 million                          .75%
                                                          Over $150 million                           .70%

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JNL/T. Rowe Price Value Fund                              $0 to $150 million                          .70%
                                                          $150 to $500 million                        .65%
                                                          Over $500 million                           .60%

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JNL/S&P Managed Growth Fund                               $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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JNL/S&P Managed Conservative Fund                         $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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JNL/S&P Managed Moderate Growth Fund                      $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Moderate Fund                             $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Aggressive Growth Fund                    $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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JNL/S&P Retirement Income Fund                            $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2015 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2020 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2025 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

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------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Moderate Retirement Strategy Fund                 $0 to $500 million                          .30%
                                                          Over $500 million                           .27%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Moderate Growth Retirement Strategy Fund          $0 to $500 million                          .30%
                                                          Over $500 million                           .27%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Growth Retirement Strategy Fund                   $0 to $500 million                          .30%
                                                          Over $500 million                           .27%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Moderate Fund                         $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Moderate Growth Fund                  $0 to $500 million                          .13%
                                                          Over $500 million                           .08%

------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Growth Fund                           $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------